Exhibit 32
CERTIFICATIONS PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the annual report of Neonode Inc. (the “Company”) on Form 10-K for the fiscal year ended December 31, 2012 as filed with the Securities and Exchange Commission (the “Report”), the undersigned principal executive officer and principal financial officer of the Company, each hereby certify, solely for purposes of 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to his knowledge:

1.	The Report fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934, as amended; and
2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operation of the Company.

/s/ Thomas Eriksson	/s/ David W. Brunton
Thomas Eriksson	David W. Brunton
Chief Executive Officer March 14, 2013	Chief Financial Officer, Vice President Finance and Secretary March 14, 2013